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                          SUPPLEMENT TO THE PROSPECTUS
                           PACIFIC ADVISORS FUND INC.

                                   GROWTH FUND
                                 SMALL CAP FUND

The following information supersedes certain information in the Fund's prospectus with respect to the Growth Fund and the Small Cap Fund only. The redemption fee described in this Supplement does not apply to the Government Securities Fund, Balanced Fund, or Income and Equity Fund.

Effective December 15, 2001, the Growth Fund and the Small Cap Fund will impose a new 2.00% redemption fee on Fund shares purchased on or after December 15, 2001 and redeemed or exchanged less than 180 days from purchase. This fee is calculated based on the shares' net asset value at redemption and deducted from the redemption proceeds. The fee is paid to the Funds to offset costs associated with short-term shareholder trading. It does not apply to shares acquired through reinvestment of distributions. Also excluded from the fee are (1) redemptions under an automatic withdrawal program or periodic asset reallocation plan and (2) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions. In computing this fee, shares purchased through reinvestment of distributions will be redeemed first without charging the fee, followed by the shares held longest.

The Board of Directors of the Funds approved the redemption fee to limit the disruptive effects on the portfolio management of the Funds that result from "market timing" of the Funds' shares and to offset costs to the Funds resulting from short-term trading in Fund shares. Market timing of large dollar amounts can make it difficult to implement investment strategies. In addition, it can impose additional costs on the Funds that, in the absence of the redemption fee, would be born by long-term investors in the Funds. Each Fund continues to reserve all rights, including the right to refuse any purchase request (including requests to purchase by exchange) from any person or group who, in the fund's view, is likely to engage in excessive trading.

Additions to the prospectus relating to the adoption of the redemption fee are set forth below.

Supplement dated October 15, 2001, to Prospectus dated March 15, 2001.


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THE FOLLOWING ENTRY SHOULD BE ADDED UNDER THE HEADING "SHAREHOLDER FEES (PAID BY
YOU DIRECTLY)" IN THE FEE TABLES FOR THE GROWTH FUND AND THE SMALL CAP FUND ON PAGE 14 OF THE PROSPECTUS:

                                                  Class A          Class C
Redemption Fee
 (as a percentage of the amount redeemed)(4)       2.00%            2.00%

(4) Effective December 15, 2001, this fee applies if you sell or exchange shares within six months of purchase, with four exceptions. The redemption fee does not apply to: (1) redemptions under an automatic withdrawal program or periodic asset reallocation plan; (2) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions; (3) redemptions of shares acquired through dividend reinvestments; and (4) redemptions of shares purchased before December 15, 2001.

INSERT THIS PARAGRAPH ON PAGE 19 AFTER THE PARAGRAPH HEADED "WE MAY WAIVE THE SALES CHARGE."

WE ALSO CHARGE YOU A 2% REDEMPTION FEE if you sell or exchange shares of the Growth Fund or the Small Cap Fund within six months of purchase, with four exceptions. The redemption fee does not apply to: (1) redemptions under an automatic withdrawal program or periodic asset reallocation plan; (2) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions; (3) redemptions of shares acquired through dividend reinvestments; and (4) redemptions of shares purchased before December [15], 2001. The redemption fee is intended to offset costs associated with short-term shareholder trading. The proceeds of this fee are paid to the relevant Fund, unlike the proceeds of the CDSC, which are used to pay distribution costs. The redemption fee is in addition to the CDSC, if applicable. The redemption fee is 2% of net asset value of the shares sold or exchanged. In computing the redemption fee, shares purchased through reinvestment of distributions will be redeemed first without charging the fee, followed by the shares held longest.

INSERT THIS PARAGRAPH ON PAGE 34 AFTER THE PARAGRAPH HEADED "REINVESTMENT PRIVILEGE".

CDSC AND REDEMPTION FEE. We will deduct any applicable CDSC or redemption fee before we send you the sale proceeds. Those fees, and any waivers or exceptions, are described on pages 18 and 19 of the prospectus.

INSERT THESE SENTENCES ON PAGE 34 AT THE END OF THE PARAGRAPH HEADED "YOU MAY EXCHANGE BETWEEN ANY OF OUR FUNDS."

The redemption fee applies to exchanges from Growth Fund or Small Cap Fund shares made within six months of purchase of the exchanged shares, unless the exchange qualifies for one of the exceptions described on page 19 of the prospectus.